Exhibit 10.4

                  Supplemental Agreement No. 9

                               to

                   Purchase Agreement No. 1951

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 737 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of February 18, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1951 dated July 23, 1996 (the Agreement), as amended and supplemented, relating to Boeing Model 737-500, 737-600, 737-700,
737-800, and 737-900 aircraft (the Aircraft); and

     WHEREAS, Boeing and Buyer have agreed on a method for dealing with delayed Aircraft to be delivered in 1999,and

     WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.   Table of Contents and Articles:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 9.

2.   Letter Agreements:


     Add new Letter Agreement 6-1162-DMH-680, "Delivery Delay
Resolution Program", attached hereto, to reflect the agreement between Buyer and Boeing regarding delayed aircraft to be delivered in 1999.


The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.


THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.




By:     /s/ D. M. Hurt             By:    /s/ Brian Davis


Its:   Attorney-In-Fact            Its:     Vice President

                       TABLE OF CONTENTS

                                                   Page    SA
                                                   Number  Number

ARTICLES

1.   Subject Matter of Sale. . . . . . . . . . .   1-1     SA 5

2.   Delivery, Title and Risk
     of Loss . . . . . . . . . . . . . . . . . .   2-1

3.   Price of Aircraft . . . . . . . . . . . . .   3-1     SA 5

4.   Taxes . . . . . . . . . . . . . . . . . . .   4-1

5.   Payment . . . . . . . . . . . . . . . . . .   5-1

6.   Excusable Delay . . . . . . . . . . . . . .   6-1

7.   Changes to the Detail Specification . . . .   7-1     SA 5

8.   Federal Aviation Requirements and
     Certificates and Export License . . . . . .   8-1     SA 5

9.   Representatives, Inspection,
     Flights and Test Data . . . . . . . . . . .   9-1

10.  Assignment, Resale or Lease . . . . . . . .   10-1

11.  Termination for Certain Events. . . . . . .   11-1

12.  Product Assurance; Disclaimer and
     Release; Exclusion of Liabilities;
     Customer Support; Indemnification
     and Insurance . . . . . . . . . . . . . . .   12-1

13.  Buyer Furnished Equipment and
     Spare Parts . . . . . . . . . . . . . . . .   13-1

14.  Contractual Notices and Requests. . . . . .   14-1

15.  Miscellaneous . . . . . . . . . . . . . . .   15-1

                       TABLE OF CONTENTS

                                                   Page    SA
                                                   Number  Number
TABLES

1.   Aircraft Deliveries and
     Descriptions - 737-500. . . . . . . . . . .   T-1     SA 3

     Aircraft Deliveries and
     Descriptions - 737-700. . . . . . . . . . .   T-2     SA 8

     Aircraft Deliveries and
     Descriptions - 737-800. . . . . . . . . . .   T-3     SA 7

     Aircraft Deliveries and
     Descriptions - 737-600. . . . . . . . . . .   T-4     SA 4

     Aircraft Deliveries and
     Descriptions - 737-900. . . . . . . . . . .   T-5     SA 5

EXHIBITS

A-1  Aircraft Configuration - Model 737-724. . .           SA 2

A-2  Aircraft Configuration - Model 737-824. . .           SA 2

A-3  Aircraft Configuration - Model 737-624. . .           SA 1

A-4  Aircraft Configuration - Model 737-524. . .           SA 3

A-5  Aircraft Configuration - Model 737-924. . .           SA 5

B    Product Assurance Document. . . . . . . . .           SA 1

C    Customer Support Document - Code Two -
     Major Model Differences . . . . . . . . . .           SA 1

C1   Customer Support Document - Code Three -
     Minor Model Differences . . . . . . . . . .           SA 1

D    Aircraft Price Adjustments - New
     Generation Aircraft (1995 Base Price) . . .           SA 1

D1   Airframe and Engine Price Adjustments -
     Current Generation Aircraft . . . . . . . .           SA 1

D2   Aircraft Price Adjustments - New
     Generation Aircraft (1997 Base Price) . . .           SA 5

E    Buyer Furnished Equipment
     Provisions Document . . . . . . . . . . . .           SA 5

F    Defined Terms Document. . . . . . . . . . .           SA 5

                       TABLE OF CONTENTS

                                                           SA
                                                           Number
LETTER AGREEMENTS

1951-1     Not Used. . . . . . . . . . . . . . .

1951-2R3   Seller Purchased Equipment. . . . . .           SA 5

1951-3R5   Option Aircraft-Model 737-824 Aircraft          SA 8

1951-4R1   Waiver of Aircraft Demonstration. . .           SA 1

1951-5R2   Promotional Support - New Generation.           SA 5
           Aircraft

1951-6     Configuration Matters . . . . . . . .

1951-7R1   Spares Initial Provisioning . . . . .           SA 1

1951-8R2   Escalation Sharing - New Generation
           Aircraft. . . . . . . . . . . . . . .           SA 4

1951-9R3   Option Aircraft-Model 737-724 Aircraft          SA 7

1951-11R1  Escalation Sharing-Current Generation
           Aircraft. . . . . . . . . . . . . . .           SA 4

1951-12    Option Aircraft - Model 737-924 Aircraft        SA 5

1951-13    Configuration Matters - Model 737-924           SA 5

                       TABLE OF CONTENTS
                                                           SA
                                                           Number

RESTRICTED LETTER AGREEMENTS

6-1162-MMF-295     Performance Guarantees - Model
                     737-724 Aircraft. . . . . .

6-1162-MMF-296     Performance Guarantees - Model
                     737-824 Aircraft. . . . . .

6-1162-MMF-308R3   Disclosure of Confidential  .           SA 5
                     Information

6-1162-MMF-309R1   [CONFIDENTIAL MATERIAL OMITTED          SA 1
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION
                   PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT]

6-1162-MMF-311R3   [CONFIDENTIAL MATERIAL OMITTED          SA 5
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION
                   PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT]

6-1162-MMF-312R1   Special Purchase Agreement
                     Provisions. . . . . . . . .           SA 1

6-1162-MMF-319     Special Provisions Relating to
                     the Rescheduled Aircraft. .

6-1162-MMF-378R1   Performance Guarantees - Model
                     737-524 Aircraft. . . . . .           SA 3

6-1162-GOC-015     [CONFIDENTIAL MATERIAL OMITTED          SA 2
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION
                   PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT]

6-1162-GOC-131R2   Special Matters . . . . . . .           SA 5

6-1162-DMH-365     Performance Guarantees - Model
                     737-924 Aircraft. . . . . .           SA 5

6-1162-DMH-624     [CONFIDENTIAL MATERIAL OMITTED          SA 8
                   AND FILED SEPARATELY WITH THE
                   SECURITIES AND EXCHANGE COMMISSION
                   PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT]

6-1162-DMH-680     Delivery Delay Resolution Program       SA 9

                       TABLE OF CONTENTS


SUPPLEMENTAL AGREEMENTS                            DATED AS OF:

Supplemental Agreement No. 1 . . . . . . . . . .   October 10,1996

Supplemental Agreement No. 2 . . . . . . . . . .   March 5, 1997

Supplemental Agreement No. 3 . . . . . . . . . .   July 17, 1997

Supplemental Agreement No. 4 . . . . . . . . . .   October 10,1997

Supplemental Agreement No. 5 . . . . . . . . . .   May 21,1998

Supplemental Agreement No. 6 . . . . . . . . . .   July 30,1998

Supplemental Agreement No. 7 . . . . . . . . . .   November 12,1998

Supplemental Agreement No. 8 . . . . . . . . . .   December 7,1998

Supplemental Agreement No. 9 . . . . . . . . . .   February 18,1999

February  18, 1999
6-1162-DMH-680

Continental Airlines, Inc.
1600 Smith Street
Houston, TX  77002


Subject:       Delivery Delay Resolution Program

Reference:     (a)  Purchase Agreement No. 1951 between The Boeing
               Company (Boeing) and Continental Airlines, Inc.
               (Customer) relating to Model 737 aircraft

               (b) Purchase Agreement No. 1783 between Boeing and Customer relating to Model 757 aircraft

               (c) Letter Agreement 6-1162-DMH-678 dated December 29, 1998, Subject: 1998 Delivery Delay Settlement

Ladies and Gentlemen:

This Letter Agreement amends and supplements the above reference
(a) and (b) Purchase Agreements (the Agreements). All terms used but not defined in this Letter Agreement have the same meaning as in the Agreements.

1.     Revised Delivery of Aircraft.

       Boeing has found it necessary to reschedule the delivery month of certain Aircraft ( the Delayed Aircraft) as set forth below:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Boeing shall deliver each Delayed Aircraft in accordance with the terms of the Agreements during or before the Revised Schedule Month specified above. The calendar interval between the original schedule and revised schedule described above is the "Delay
Period."

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.     Aircraft Purchase Price.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

3.     Advance Payments Adjustments for Aircraft.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

4.     Monetary Adjustment for Delivery Delay.

       Boeing will pay to Customer on the date of delivery the settlement amount calculated from the table provided in Attachment A hereto for each day of delay, beginning with the first day of the month following the Original Scheduled Month to and including the day prior to the date for delivery of each such Delayed Aircraft. The settlement amount, so calculated, will be provided to Customer in the form of a credit memorandum, which amount may be used for Boeing goods and services or may be applied against the purchase price of the Delayed Aircraft.

5.     Purchase Agreement Revision.

     Except as specifically set forth in this Letter Agreement, the rights and obligations of the parties under the terms and conditions of the Agreements, including the provisions of Article
6, Excusable Delay, remain in full force and effect.

6.     EXCLUSIVE REMEDY.

       THE OBLIGATIONS OF BOEING EXPRESSLY SET FORTH IN THIS LETTER AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND CUSTOMER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF CUSTOMER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO THE DELAY IN DELIVERY OF THE DELAYED AIRCRAFT. BOEING'S PERFORMANCE OF ITS OBLIGATIONS HEREUNDER SHALL CONSTITUTE FULL AND FINAL SETTLEMENT AND SATISFACTION OF ALL CLAIMS OR CAUSES OF ACTION OF CUSTOMER AGAINST BOEING RELATING TO THE DELAY IN DELIVERY OF THE DELAYED AIRCRAFT AND WILL BE REFLECTED IN A REDUCED INVOICE AMOUNT OR A CREDIT MEMORANDUM.

7. Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement and the attachments hereto are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except to the extent required by law or governmental regulation.


Very truly yours,

THE BOEING COMPANY


By         /s/ D. M. Hurt

Its           Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:  February 18, 1999

CONTINENTAL AIRLINES, INC.


By       /s/ Brian Davis

Its       Vice President

Attachment A to
Letter Agreement No. 6-1162-DMH-680




                       COMPENSATION TABLE


The following table identifies the daily amount Boeing is required to pay in settlement to compensation Customer for the delayed delivery.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]